UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 26, 2016

CEDAR REALTY TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-31817	42-1241468
(Commission File Number)	(IRS Employer Identification No.)

44 South Bayles Avenue

Port Washington, New York 11050

(Address of Principal Executive Offices) (Zip Code)

(516) 767-6492

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On July 26, 2016, Cedar Realty Trust, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) by and among the Company, Cedar Realty Trust Partnership, L.P., Merrill Lynch, Pierce, Fenner & Smith Incorporated, as underwriter and forward seller (the “Underwriter”), and Bank of America, N.A., as forward purchaser (the “Forward Purchaser”), relating to the forward issuance and sale to the Underwriter of 5,000,000 shares of the Company’s common stock (“Common Stock”), par value $0.06 per share (the “Offering”). On July 27, 2016, the Underwriter exercised in full its option to purchase an additional 750,000 shares of Common Stock pursuant to the Underwriting Agreement. The Offering closed on August 1, 2016.

The shares were offered and sold under a prospectus supplement and related prospectus filed with the Securities and Exchange Commission pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-203667).

In connection with the Offering, the Company entered into forward sale agreements, dated July 26, 2016 and July 27, 2016 (the “Forward Sale Agreements”), between the Company and the Forward Purchaser, pursuant to which an affiliate of the Forward Purchaser borrowed from third parties and sold to the Underwriter an aggregate of 5,750,000 shares of Common Stock. Pursuant to the terms of the Forward Sale Agreements, and subject to its right to elect cash or net share settlement, the Company expects to issue 5,750,000 shares of Common Stock to the Forward Purchaser upon physical settlement of the Forward Sale Agreements at the then-applicable forward sale price. The Forward Sales Agreements provide for a forward price of $7.71 per share, subject to certain adjustments. Settlement is expected to occur on one or more dates no later than August 1, 2017, subject to acceleration by the Forward Purchaser upon the occurrence of certain events.

The Company presently intends to use all the net proceeds received upon the settlement of the Forward Sale Agreements for general working capital and other corporate purposes, including the repayment of outstanding indebtedness and the acquisition of additional properties.

The foregoing descriptions of the Underwriting Agreement and Forward Sale Agreements are qualified in their respective entirety by the terms and conditions of the Underwriting Agreement and Forward Sale Agreements, which are filed as Exhibits 1.1, 1.2 and 1.3 hereto, respectively, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated July 26, 2016, by and among Cedar Realty Trust, Inc., Cedar Realty Trust Partnership, L.P., Merrill Lynch, Pierce, Fenner & Smith Incorporated, as underwriter and forward seller, and Bank of America, N.A., as forward purchaser.

1.2	Forward Sale Agreement by and between Cedar Realty Trust, Inc., and Bank of America, N.A, dated July 26, 2016.

1.3	Forward Sale Agreement by and between Cedar Realty Trust, Inc., and Bank of America, N.A, dated July 27, 2016.

5.1	Opinion of Goodwin Procter LLP with respect to legality of the securities.

8.1	Opinion of Goodwin Procter LLP with respect to tax matters.

23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1 and 8.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 1, 2016

CEDAR REALTY TRUST, INC.

By:	/s/ Bruce J. Schanzer
Bruce J. Schanzer
President and CEO

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated July 26, 2016, by and among Cedar Realty Trust, Inc., Cedar Realty Trust Partnership, L.P., Merrill Lynch, Pierce, Fenner & Smith Incorporated, as underwriter and forward seller, and Bank of America, N.A., as forward purchaser.

1.2	Forward Sale Agreement by and between Cedar Realty Trust, Inc., and Bank of America, N.A, dated July 26, 2016.

1.3	Forward Sale Agreement by and between Cedar Realty Trust, Inc., and Bank of America, N.A, dated July 27, 2016.

5.1	Opinion of Goodwin Procter LLP with respect to legality of the securities.

8.1	Opinion of Goodwin Procter LLP with respect to tax matters.

23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1 and 8.1)